UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 16, 2009

GRACE 2, INC.
Exact name of registrant as specified in its charter)

Delaware	000-52062	20-3708500
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

735 Broad Street, Suite 400
Chattanooga, TN 37402
(Address of principal executive offices)

(423) 265-5062
 Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Copies to:
The Sourlis Law Firm
Virginia K. Sourlis, Esq.
The Galleria
2 Bridge Avenue
Red Bank, NJ 07701

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

ITEM 4.01 - CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On September 16, 2009, Grace 2, Inc. (the “Company”) was notified of the resignation of its independent registered public accounting firm, Conner & Associates, PC, effective that date. The Company’s Board of Directors accepted the resignation of Conner & Associates, PC upon receipt of the notification and has commenced a search for a new independent public accounting firm.

Conner & Associates, PC has served as the certifying accountant for the Company’s financial statements for more than the past two fiscal years of the Company. From the date on which Conner & Associates, PC was engaged until the date Conner & Associates, PC resigned, there were no disagreements with Conner & Associates, PC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Conner & Associates, PC would have caused Conner & Associates, PC to make reference to the subject matter of the disagreements in connection with any reports it would have issued, and there were no "reportable events" of the nature described in Item 304(a)(1)(v), paragraphs (A) through (D), of Regulation S-K.

In Conner & Associates PC’s 2008 and 2009 audit reports for the Company’s financial statements for the fiscal years ended May 31, 2008 and 2009, respectively, Conner & Associates PC expressed its doubt as to the Company’s ability to continue as a going concern.  In the 2008 and 2009 audit reports, which were included in the Company’s 10-K’s for the fiscal years ended May 31, 2008 and 2009, respectively, Conner & Associates, PC stated that such doubt was based on the fact that the Company is in the development stage and has not commenced operations; and that its ability to continue as a going concern is dependent on the Company’s ability to develop additional sources of capital, locate and complete a merger with another company and ultimately achieve profitable operations.  Other than the foregoing qualification, Conner & Associates, PC’s 2008 and 2009 audit reports did not contain an adverse opinion or a disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope, or accounting principles.

 As provided in exhibit 99.1, Conner & Associates, PC advised the Company that as a result of several business decisions regarding the direction of the Firm’s SEC audit practice that they will no longer serve as the Company’s independent registered public accounting firm.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit Number	Description

16.1	Letter from Conner & Associates, PC to the SEC dated September 23, 2009
99.1(1)	Auditor Resignation Letter dated September 16, 2009 from Conner & Associates, PC

(1)	Filed as an exhibit to the Company’s Form 8-K filed with the Commission on September 22, 2009 and incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRACE 2, INC.

Date: September 23, 2009	By:	/s/ DOUGLAS A. DYER
Douglas A. Dyer
President and Director
(Principal Executive Officer and Principal Financial Officer)